UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2006
WEBSIDESTORY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31613 (Commission File Number)	33-0727173 (IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)		92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURES

     This Current Report on Form 8-K is filed by WebSideStory, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.
Item 7.01. Regulation FD Disclosure.
     On December 18, 2006, Steve Kusmer resigned from his position as Senior Vice President and General Manager, Search and Content Solutions (“SCS”), to pursue other personal and professional opportunities. Mr. Kusmer will continue to be an employee of the Company through January 31, 2007 and will provide transition services during such period. Effective immediately, Brian Sullivan has been promoted to Senior Vice President and General Manager of the Search and Content Solutions group. Mr. Sullivan was formerly Vice President, SCS Professional Services, and has been with SCS for more than five years.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.
Date: December 19, 2006	By:	/s/ Andrew S. Greenhalgh
Andrew S. Greenhalgh
Vice President and General Counsel

3